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                                                                    EXHIBIT 10.1

                          CAPROCK COMMUNICATIONS CORP.

                           1998 EQUITY INCENTIVE PLAN
                             ADOPTED AUGUST 24, 1998

1. PURPOSE OF THE PLAN.

     The purpose of the Plan is to provide a means by which selected Employees of and Consultants to the Company and its Affiliates may be given an opportunity to acquire a proprietary interest in the Company. Under the Plan, the Company may provide various types of long-term incentive awards, including Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Reload Options and Other Stock-Based Awards, in order to retain the services of persons who are now Employees of or Consultants to the Company and its Affiliates, to secure and retain the services of new Employees and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates. Stock Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

2. DEFINITIONS.

     As used herein, the following definitions shall apply:

     (a) "Affiliate" means, with respect to any Person, any Parent or Subsidiary of such Person, whether such Parent or Subsidiary is now or hereafter existing.

     (b) "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an Award under the Plan.

     (c) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

     (d) "Award" means an award of Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Reload Options or Other Stock-Based Awards under the Plan.

     (e) "Beneficial Owner" means a "beneficial owner" as defined in Rule 13d-3 of the Exchange Act.

     (f) "Board" means the Board of Directors of the Company.

     (g) "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Change of Control" means the occurrence at any time after the effective time of the Mergers of (i) any Person or Group of Persons becoming for the first time the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company ("Voting Stock"), other than as a result of a transfer or series of related transfers of Voting Stock from a Person or Group of Persons who immediately prior to such transfer or transfers was the Beneficial Owner, and who after giving effect to such transfer or transfers continues to be the Beneficial Owner, of more than fifty percent (50%) of the Voting Stock of the Company; (ii) a merger (other than the Mergers) or consolidation of the Company with or into another Person or the merger of another Person into the Company as a consequence of which those Persons who held all of the Voting Stock of the Company immediately prior to such merger or consolidation do not hold either directly or indirectly a majority of the Voting Stock of the Company (or, if applicable, the surviving company of such merger or consolidation) after the consummation of such merger or consolidation; (iii) the sale of all or substantially all of the assets of the Company to any Person or Group of Persons (other than to an entity which owns a majority or more of the Common Stock of the Company, a Subsidiary of the Company, or to an entity whose equity interests are owned directly or indirectly by the Company or by an


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entity which owns directly or indirectly a majority or more of the Common Stock of the Company); or (iv) any event or series of events (which event or series of events must include a proxy fight or proxy solicitation with respect to the election of directors of the Company made in opposition to the nominees recommended by the Continuing Directors) during any period of 12 consecutive months all or any portion of which is after the effective time of the Mergers, as a result of which a majority of the Board of Directors of the Company consists of individuals other than Continuing Directors; provided, however, that a "Change of Control" shall not be deemed to have occurred as a result of the Mergers.

     (i) "Committee" means the Compensation Committee of the Board of Directors.

     (j) "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

     (k) "Company" means CapRock Communications Corp.

     (l) "Consultant" means (i) any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services and (ii) any Director of the Company, whether such Director is compensated for such services or not.

     (m) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company or any Affiliate is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any Affiliate or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Holder shall cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.

     (n) "Deferred Stock" means Stock to be received at the end of a specified deferral period under an Award made pursuant to Section 10 below.

     (o) "Director" means a member of the Board of Directors of the Company.

     (p) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. The payment of a Director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (r) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

          (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Committee.

     (s) "Group" means a "group" as such term is used in Section 13(d)(3) of the Exchange Act.

     (t) "Holder" means a person who has received an Award under the Plan.


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     (u) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

     (v) "Mergers" means the proposed combination of the businesses of CapRock Telecommunications Corp., CapRock Fiber Network, Ltd., and IWL Communications contemplated by the Agreement and Plan of Merger and Plan of Exchange entered into on February 16, 1998.

     (w) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (x) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (y) "Option" means a Stock Option granted pursuant to the Plan.

     (z) "Option Agreement" shall mean the written option agreement, substantially in the form attached hereto as Exhibit A (or such other form as may be approved by the Committee for use under the Plan pursuant to Section 3(b)(v) hereof), between the Company and Holder evidencing the grant of an Option.

     (aa) "Optioned Stock" means the Common Stock subject to an Option.

     (bb) "Other Stock-Based Awards" means awards (other than Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock and Stock Reload Options) denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to shares of Common Stock.

     (cc) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (dd) "Person" means an individual or entity.

     (ee) "Plan" means this 1998 Equity Incentive Plan.

     (ff) "Restricted Stock" means Stock, received under an Award made pursuant to Section 9 below, that is subject to restrictions under said Section 9.

     (gg) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto.

     (hh) "Section 16(b)" means Section 16(b) of the Exchange Act.

     (ii) "SAR Value" means the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in a related Stock Option in the case of a Stock Appreciation Right granted in tandem with a Stock Option and the Stock Appreciation Right price per share in the case of a Stock Appreciation Right awarded on a free standing basis, in each case multiplied by the number of shares in respect of which the Stock Appreciation Right shall be exercised, on the date of exercise.

     (jj) "Share" means a share of the Common Stock of the Company.

     (kk) "Stock" means the Common Stock of the Company.

     (ll) "Stock Appreciation Right" means the right, pursuant to an Award granted under Section 8 hereof, to recover an amount equal to the SAR Value.

     (mm) "Stock Option" means any Option to purchase shares of Stock which is granted pursuant to the Plan.

     (nn) "Stock Reload Option" means any option granted under Section 7(e) as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

     (oo) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, including without limitation, in the case of the Company, IWL Communications,


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Incorporated and CapRock Telecommunications Corp. (f/k/a CapRock Communications
Corp.) and including without limitation CapRock Fiber Network, Ltd.

     (pp) "Tandem Stock Appreciation Right" means a Stock Appreciation Right granted in tandem with all or part of any Stock Option granted under the Plan.

3. ADMINISTRATION OF THE PLAN.

     (a) Plan Administration. The Plan at all times shall be administered by the Committee, which shall be comprised solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3 and (ii) unless otherwise determined by the Board of Directors, "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code.

     (b) Powers of the Committee. Subject to the provisions of the Plan and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Committee shall have the full authority to award: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of the Plan):

          (i) to determine the Fair Market Value of the Common Stock;

          (ii) to select the Consultants and Employees to whom Awards may from time to time be granted hereunder;

          (iii) to determine whether and to what extent Awards or any combination thereof are granted hereunder;

          (iv) to determine the number of Shares to be covered by each such Award granted hereunder;

          (v) to approve forms of agreement for use under the Plan;

          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price of an Option; any specified performance goals or other criteria which must be attained for the vesting of an Award; any restrictions or limitations; and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions; and

          (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan.

     (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Holders of any Awards. No member of the Board or any Committee administering the Plan shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

4. STOCK SUBJECT TO THE PLAN.

     The maximum aggregate number of Shares that may be acquired by Holders of any Awards granted under the Plan is 5,000,000 shares and the maximum number of Shares that may be acquired by an individual Holder under the Plan shall not exceed 2,500,000 (in each case subject to adjustment as provided in Section 12 of the Plan). The Shares may be authorized but unissued or reacquired Common Stock.

     If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.


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5. ELIGIBILITY.

     (a) Awards may be made or granted to key employees, officers, directors and consultants of the Company who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

     (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company or any Affiliate) exceeds $100,000, such Options shall be treated for tax purposes as Nonqualified Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. For purposes of this Section 5(b), the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (c) Neither the Plan nor any Award shall confer upon any Holder any right with respect to continuation of his or her employment or consulting relationship with the Company or any Affiliate, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

6. OPTION EXERCISE PRICE AND CONSIDERATION.

     (a) The per Share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Committee, but in the case of an Incentive Stock Option:

          (i) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the date of grant; and

          (ii) granted to any other Employee, the per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the date of grant.

     (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration shall be paid, to the extent permitted by applicable statutes and regulations at the time the Option is exercised, either
(i) in cash or check, or (ii) at the discretion of the Committee, in one or a combination of the following ways (which may be in combination with or in lieu of payment by cash or check): (A) by delivery to the Company of other Shares of Common Stock of the Company to be valued at their Fair Market Value on the exercise date, (B) according to a deferred payment or other arrangement with the Person to whom the Option is granted or to whom the Option is transferred pursuant to Section 15, (C) withholding of Shares that would otherwise be issued upon the exercise of the Option, valued at their Fair Market Value on the exercise date, or (D) in any other form of legal consideration that may be acceptable to the Committee. In making its determination as to the type of consideration to accept, the Committee shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. In addition, such consideration shall be accompanied by the delivery by the Optionee of a properly executed exercise notice together with such other documentation as the Committee and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

7. EXERCISE OF OPTION.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria


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with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. The total number of Shares subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable with respect to some or all of the Shares allotted to that period and may be exercised with respect to some or all of the Shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised.

     An Option may not be exercised for a fraction of a Share. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     Subject to Section 18, an Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the Person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. To the extent required by applicable federal, state, local or foreign law, an Optionee shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise by reason of an Option exercise or any sale of Shares, which obligations may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 6(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 hereof.

     (b) Termination of Employment or Consulting Relationship. Subject to paragraph (c) below, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination; provided, however, that such Option may be exercised only within such period of time as is determined by the Committee at the date of grant. Such time period shall not, in the case of an Incentive Stock Option, exceed three (3) months after the date of such termination and shall not, in any case, be later than the expiration date of the term of such Option as set forth in the Option Agreement. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. An Optionee's Continuous Status as an Employee or Consultant shall not be terminated in the event of Optionee's change of status from an Employee to a Consultant or from a Consultant to an Employee; provided, however, that in the event of an Optionee's change of status from an Employee to a Consultant, any Incentive Stock Option granted to such Employee shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day three months and one day following such change of status.

     (c) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she otherwise was entitled to exercise it at the date of such termination. If such disability is not a "disability" as such term is defined in
Section 22(e)(3) of the Code, then in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated for tax purposes as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option on the day three months and one day following such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.


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     (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by any Person who acquired the right to exercise the Option by bequest or inheritance (the "Option Beneficiary"), but only to the extent that the Optionee was entitled to exercise the Option on the date of death. To the extent that, at the time of death, the Optionee was not entitled to exercise the Option, or if the Option Beneficiary does not exercise the Option within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert to the Plan.

     (e) Stock Reload Option. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Non-Qualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price of the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Stock Reload Option is related.

8. STOCK APPRECIATION RIGHTS.

     (a) Grant and Exercise. Stock Appreciation Rights may be granted in tandem with (i.e., Tandem Stock Appreciation Right) or in conjunction with all or part of any Stock Option granted under the Plan or may be granted on a free-standing basis. In the case of a Non-Qualified Stock Option, a Tandem Stock Appreciation Right may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, a Tandem Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

          (i) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 and may be subject to the Code with respect to related Incentive Stock Options and such additional limitations on exercisability as shall be determined by the Committee and set forth in the Agreement. Other Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Agreement.

          (ii) Termination. A Tandem Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until after the number of shares remaining under the related Stock Option equals the number of shares covered by the Tandem Stock Appreciation Right.

          (iii) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by a Holder by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive such amount in the form determined pursuant to Section 8(b)(iv) below. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

          (iv) Receipt of SAR Value. Upon the exercise of a Stock Appreciation Right, a Holder shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal to the SAR Value with the Committee having the right to determine the form of payment.

          (v) Shares Affected Upon Plan. Upon the exercise of a Tandem Stock Appreciation Right, the Stock Option or part thereof to which such Tandem Stock Appreciation Right is related shall be deemed


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     to have been exercised for the purpose of the limitation set forth in
     Section 4 hereof on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares, if any, issued under the Tandem Stock Appreciation Right at the time of exercise based upon the SAR Value.

9. RESTRICTED STOCK.

     (a) Grant. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such Awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

     (b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

          (i) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

          (ii) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (A) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (B) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (C) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired;
     (D) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

          (iii) Vesting: Forfeiture. Upon the expiration of the Restriction Period with respect to each Award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

10. DEFERRED STOCK.

     (a) Grant. Shares of Deferred Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which receipt of the shares will be deferred, and all the other terms and conditions of the Awards.

     (b) Terms and Conditions. Each Deferred Stock Award shall be subject to the following terms and conditions:

          (i) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 10(b)(iii) below, where applicable), share certificates shall be delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock Award.

          (ii) Vesting; Forfeiture. Upon the expiration of the Deferral Period (or the Additional Deferral Period, where applicable) with respect to each Award of Deferred Stock and the satisfaction of any other applicable limitations, terms or conditions, such Deferred Stock shall become vested in accordance with the terms of the Agreement. Any Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock that has been so forfeited.

          (iii) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an Award (or an installment of an Award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock Award (or such installment).

11. OTHER STOCK-BASED AWARDS.

     (a) Grant and Exercise. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards under this Plan or any other plan of the Company.

     (b) Eligibility For Other Stock-Based Awards. The Committee shall determine the eligible persons to whom and the time or times at which grants of such Other Stock-Based Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other terms and conditions of the Awards.

     (c) Terms and Conditions. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible or exchangeable into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares of Common Stock subject to an Award.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify the Holder at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Award shall terminate immediately prior to the consummation of such proposed action; provided, however, that the Committee may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of an earlier date fixed by the Committee and give each Holder the right to exercise his or her rights as to all or any part of the Award, including Shares as to which the Award would not otherwise be exercisable.

     (c) Merger or Asset Sale. Subject to Section 12(d), in the event of the merger of the Company into, or the consolidation of the Company with, another corporation in which the shareholders of the Company receive cash or securities of another issuer, or any combination thereof, in exchange for their shares of Common Stock, or the sale of all or substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor corporation or an Affiliate of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Holder shall fully vest in and have the right to exercise the Award (provided it has not already terminated), including Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Committee shall notify the Holder that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger, consolidation or sale of assets, the option substituted for such Award confers the right to purchase or receive, for each Share of Stock subject to the Award immediately prior to the merger, consolidation or sale of assets, the per Share consideration (whether stock, cash, or other securities or property) received in the merger, consolidation or sale of assets by holders of Common Stock (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger, consolidation or sale of assets is not solely common stock of the successor corporation or its Parent (if any), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share of Stock subject to the Award, to be solely common stock of the successor corporation or its Parent (if any) equal in fair market value to the per Share consideration received by holders of Common Stock in the merger, consolidation or sale of assets.

     (d) Change of Control. Notwithstanding anything to the contrary, the Committee may grant Awards which provide for the acceleration of the vesting of Shares subject to the Award upon a Change of Control. Such provisions shall be set forth in the Agreement.

     (e) Further Adjustments. In the event of any change of a type described in paragraphs (a) or (c) above, the Committee shall make any further adjustment to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Awards, the maximum number of Shares for which Awards may be granted to any one Employee and the number of Shares and price per Share subject to outstanding Awards as shall be equitable to prevent dilution or enlargement of rights under such Awards, and the determination of the Committee as to these matters shall be conclusive and binding on the Holder; provided, however, that
(i) each such adjustment with respect to an Incentive Option shall comply with the rules of Section 424(a) of the Code (or any successor provision) and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an "incentive stock option" as defined in Section 422 of the Code.

     (f) No Limitation on Right to Merge, Etc. The grant of Awards pursuant to the Plan shall not restrict in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

13. TERM OF PLAN.

     The Plan shall become effective upon the earlier to occur of its adoption by the Committee or its approval by the shareholders of the Company, as described in Section 21 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 17 of the Plan.

14. TERM OF OPTIONS.

     The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof; and provided further that in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the term of the Option shall be no more than five (5) years from the date of grant thereof.

15. NON-TRANSFERABILITY OF AWARDS.

     An Incentive Stock Option shall not be transferrable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Person to whom the Incentive Stock Option is granted only by such Person. Any other Award, including a Nonqualified Stock Option, shall not be transferrable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or by Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the Person to whom the Option is granted only by such Person or any transferee pursuant to a QDRO.

16. TIME OF GRANTING AWARDS.

     The date of grant of an Award shall, for all purposes, be the date on which the Committee makes the determination granting such Award, or such other date as is determined by the Committee. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

17. AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may amend or terminate the Plan in any respect whatsoever, provided that any such amendment or termination of the Plan shall not affect Award already granted and such Award shall remain in full force and effect as if the Plan had not been amended or terminated. In addition, to the extent necessary and desirable to comply with Rule 16b-3 (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

18. CONDITIONS UPON ISSUANCE OF SHARES.

     Shares shall not be issued pursuant to an Award unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant Applicable Laws, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed or any automatic quotation system upon which the Shares may then be quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     The Company may require any Optionee or other Holder, as a condition of receiving Shares pursuant to an Award, (i) to give written assurances satisfactory to the Company as to the Holder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matter, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; (ii) to give written assurances satisfactory to the Company stating that such Person is acquiring the Shares subject to the Award for such Person's own account and not with any present intention of selling or otherwise distributing such Shares; and (iii) to deliver such other documentation as may be necessary to comply with federal and state securities laws. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Shares upon the exercise of the Award has been registered under a then currently effective registration statement under the Securities Act and all applicable state securities laws, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Shares, and may enter stop-transfer orders against the transfer of the Shares issued upon the exercise of an Award.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19. RESERVATION OF SHARES.

     The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

20. AGREEMENTS.

     Options shall be evidenced by Option Agreements in such form as the Committee shall approve from time to time. Other Awards shall be evidenced by similar Agreements.

21. SHAREHOLDER APPROVAL.

     Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained to the extent and in manner required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed or any automatic quotation system upon which the Common Stock is quoted.

22. USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Options or other Awards shall constitute general funds of the Company.

23. MISCELLANEOUS.

     (a) Acceleration of Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

     (b) Rule 16b-3. With respect to Persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and with respect to such Persons all transactions shall be subject to such conditions regardless of whether they are expressly set forth in the Plan or the Award Agreement. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall not apply to such Persons or their transactions and shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     (c) Grants Exceeding Allotted Shares. If the number of shares of Stock subject to an Award granted pursuant to the Plan exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with
Section 17 of the Plan.

     (d) Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall become effective when it is received. Any written notice to Holders required by any provisions of the Plan shall be addressed to the Holder at the address on file with the Company and shall become effective three days after it is mailed by certified mail, postage prepaid to such address or at the time of delivery if delivered sooner by messenger or overnight courier.

     (e) Savings Clause. Notwithstanding any other provision hereof, the Plan is intended to qualify as a plan pursuant to which Incentive Stock Options may be issued under Section 422 of the Code. If the Plan or any provision of the Plan shall be held to be invalid or to fail to meet the requirements of Section 422 of the Code or the regulations promulgated thereunder, such invalidity or failure shall not affect the remaining parts of the Plan, but rather it shall be construed and enforced as if the Plan or the affected provision thereof, as the case may be, complied in all respects with the requirements of Section 422 of the Code.

     (f) Governing Law. The Plan and all rights and obligations thereunder shall be construed in accordance with and governed by the laws of the State of Texas without regard to its conflict of laws rules.

                                                                       EXHIBIT A

                          CAPROCK COMMUNICATIONS CORP.

                           1998 EQUITY INCENTIVE PLAN
                             STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I. NOTICE OF STOCK OPTION GRANT

[Optionee's name and address]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of this Option Agreement and the Plan, including the provisions thereof relating to increases in the number of shares covered by this Option upon the occurrence of certain specified events, as follows:

Grant Number.....................
Date of Grant....................
Vesting Commencement Date........
Exercise Price per Share.........   $
Total Number of Shares Granted...
Total Exercise Price.............   $
Type of Option:..................   Incentive Stock Option
                                    Nonqualified Stock Option
Term/Expiration Date: (No more
  than 10 years from date of
  grant, 5 years for certain
  grants)

  Vesting Schedule

     This Option may be exercised, in whole or in part, in accordance with the following schedule. Except only as specifically provided elsewhere herein or in the Plan, this Option shall be exercisable in the following cumulative installments:

[NOTE: TO BE COMPLETED UPON GRANT OF OPTIONS]

  Termination Period

     You may exercise this Option for three months (or such shorter period provided for elsewhere herein) after your employment or consulting relationship with the Company terminates, or for such longer period upon your death or disability as provided in the Plan. If your status changes from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect. In no case may you exercise this Option after the Term/Expiration Date as provided above. Notwithstanding the foregoing, in the event the Company terminates your employment for Cause (as defined below), this Option will terminate on the date of the termination of your employment and will not be exercisable thereafter. For purposes of this Agreement, "Cause" means the occurrence of any of the following events or reasons:

          (a) Optionee's conviction for a felony offense or commission by Optionee of any act abhorrent to the community that the Company considers materially damaging to or tending to discredit the reputation of the Company;

          (b) Dishonesty, fraud, willful misconduct, unlawful discrimination or theft on the part of Optionee;

          (c) Optionee's using for his or her own benefit any confidential or proprietary information of the Company, or willfully or negligently divulging any such information to third parties without the prior written consent of the Company;

          (d) Optionee's public drunkenness, public use of illegal substances or drugs or the use, possession, distribution or being under the influence of alcohol or illegal substances or drugs in the workplace (the only exception is that Optionee may consume alcohol reasonably and responsibly, if he or she so chooses, at legitimate business events and functions where alcohol is legally available); or

          (e) the determination by the Company that Optionee has continually failed or refused to comply, after notice of and a reasonable opportunity to cure such failure or refusal, with the policies, standards, regulations, instructions, or directions of the Company as they currently exist or as they may be modified from time to time.

II. AGREEMENT

     1. Grant of Option. CapRock Communications Corp. (the "Company") hereby grants to the Optionee named in Section I hereof (the "Optionee") an option (the"Option") to purchase the total number of shares of Common Stock (the "Shares") set forth in Section I hereof, at the exercise price per share set forth in Section I hereof (the "Exercise Price") subject to the terms, definitions and provisions of the 1998 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

     If designated in Section I hereof as an Incentive Stock Option, this Option is intended (subject to Section 5(b) of the Plan) to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

     2. Exercise of Option.

          (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in Section I hereof and with the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, disability or other termination of the employment or consulting relationship, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise. This Option shall be exercisable by written notice (in the form attached hereto as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

     The Optionee shall, upon notification of the amount due (if any) as a result of the exercise of the Option and prior to or concurrent with delivery of the certificate representing the Shares, pay to the Company as provided in the Plan amounts necessary to satisfy applicable federal, state and local tax withholding requirements.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed or any automatic quotation system upon which the Shares may then be quoted. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. Method of Payment. The purchase price of Optioned Shares acquired pursuant to the Option shall be paid as set forth in the Plan. THE USE OF SHARES OF STOCK ACQUIRED OR TO BE ACQUIRED

TO PAY FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

     4. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, and may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board.

     5. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or as otherwise set forth in the Plan and may be exercised during the lifetime of Optionee only by Optionee or a permitted transferee as set forth in the Plan. The terms of the Plan and this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     6. Term of Option. This Option may be exercised only within the term set out in Section I hereof, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Sections 5 and 6 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) shareholders shall apply to this Option.

     7. Tax Consequences. The grant and/or exercise of the Option will have federal and state income tax consequences. THE OPTIONEE SHOULD CONSULT A TAX ADVISER UPON THE GRANT OF THE OPTION AND BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES ACQUIRED UPON EXERCISE, PARTICULARLY WITH RESPECT TO HIS OR HER STATE'S TAX LAWS.

     8. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and this Option Agreement may not be amended except by means of a writing signed by the Company and Optionee. This Option Agreement is governed by Texas law except for that body of law pertaining to conflict of laws.

     9. Warranties, Representations and Covenants. The undersigned Optionee warrants and represents that he or she has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS OPTION AGREEMENT, NOR IN THE PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

                                            CAPROCK COMMUNICATIONS CORP.

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            Optionee:


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Print Name


                                            ------------------------------------
                                            Residence Address


                                            ------------------------------------
                                            Area Code/Telephone Number

                                                                       EXHIBIT A

                          CAPROCK COMMUNICATIONS CORP.

                           1998 EQUITY INCENTIVE PLAN
                                 EXERCISE NOTICE

CapRock Communications Corp.
Two Galleria Tower, Suite 1925
13455 Noel Road
Dallas, Texas 75240-6638

Attention: Secretary

     1. Exercise of Option. Effective as of today,        , 199 , the
undersigned ("Purchaser") hereby elects to purchase      shares (the "Shares")
of the Common Stock of CapRock Communications Corp. (the "Company") under and pursuant to the 1998 Stock Option Plan (the "Plan") and the Stock Option
Agreement dated        , 199 (the "Option Agreement"). The purchase price for
the Shares shall be $     , as specified in the Option Agreement.

     2. Delivery of Payment. Purchaser herewith delivers to the Company the full
purchase price for the Shares of           . THE USE OF SHARES OF STOCK ACQUIRED
OR TO BE ACQUIRED FOR EXERCISED SHARES MAY HAVE INCOME TAX CONSEQUENCES FOR THE OPTIONEE.

     3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. Rights as Shareholder. The Purchaser shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject for which such Option is exercised including, but not limited to, rights to vote or to receive dividends unless and until the Purchaser has satisfied all requirements for exercise of the Option pursuant to its terms, the certificates evidencing such Shares have been issued and the Purchaser has become a record holder of such Shares. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date all the conditions set forth above are satisfied, except as provided in Section 12 of the Plan.

     5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and this Agreement may not be amended except by means of a writing signed by the Company and Purchaser. This Agreement is governed by Texas law except for that body of law pertaining to conflict of laws.

Submitted by:                           Accepted by:

PURCHASER:                              CAPROCK COMMUNICATIONS CORP.

------------------------------------    By:
Signature                                   ------------------------------------

------------------------------------    Its:
Print Name                                  ------------------------------------

Address:                                Address:

------------------------------------    Two Galleria Tower, Suite 1925
                                        13455 Noel Road
------------------------------------    Dallas, Texas 75240-6638

                          CAPROCK COMMUNICATIONS CORP.

                               FIRST AMENDMENT TO
                           1998 EQUITY INCENTIVE PLAN


     On or about June 20, 1998, CapRock Communications Corp., a Texas corporation (the "Company"), adopted the CapRock Communications Corp. 1998 Equity Incentive Plan (the "Plan"). The Company desires to amend the Plan as set forth herein:

     1. The definition of "Committee" as set forth in Section 2(i) of the Plan is hereby amended to read in its entirety as set forth below:

          (i) "Committee" means (a) the Compensation Committee of the Board of Directors with respect to Awards granted to all Employees and Consultants (other than "Non-Employee Directors" of the Company within the meaning of Rule 16b-3) and (b) the entire Board of Directors with respect to Awards granted to "Non-Employee Directors" of the Company within the meaning of Rule 16b-3.

     2. A definition entitled "Continuing Directors of the Company" is hereby added as new Section 2(m) of the Plan to read in its entirety as set forth below:

          (m) "Continuing Directors of the Company" means, with the respect to any period of 12 consecutive months, (i) any members of the Board of Directors of the Company on the first day of such period, (ii) any members of the Board of Directors of the Company elected after the first day of such period at any annual meeting of shareholders who were nominated by the Board of Directors or a committee thereof, if a majority of the members of the Board of Directors or such committee were Continuing Directors of the Company within the meaning of clause (i) above at the time of such nomination, and (iii) any members of the Board of Directors of the Company elected to succeed Continuing Directors of the Company by the Board of Directors or a committee thereof, if a majority of the members of the Board of Directors or such committee were Continuing Directors of the Company within the meaning of clause (i) or (ii) above at the time of such election.

     3. Existing Section 2(m), "Continuous Status as an Employee or Consultant," through existing Section 2(oo), "Tandem Stock Appreciation Right," are hereby re-lettered as Sections 2(n) through 2(pp), respectively, of the Plan.

     4. The remaining terms and provisions of the Plan shall continue in full force and effect.

     5. This First Amendment to the Plan was adopted by the Board of Directors on October 7, 1999.

                          CAPROCK COMMUNICATIONS CORP.

                               SECOND AMENDMENT TO
                           1998 EQUITY INCENTIVE PLAN


     On or about June 20, 1998, CapRock Communications Corp., a Texas corporation (the "Company"), adopted the CapRock Communications Corp. 1998 Equity Incentive Plan (the "Plan"), which was amended on October 7, 1999. The Company desires to further amend the Plan as set forth herein:

     1. The first paragraph of Section 4 of the Plan, entitled "Stock Subject to Plan," is hereby amended to read in its entirety as set forth below:

        "4. STOCK SUBJECT TO PLAN.

     Subject to adjustment as provided in Section 12 of the Plan, the total number of Shares available for grant under the Plan shall be that number of shares equal to 20% of the shares of Common Stock of the Company issued and outstanding (such determination as to the number of Shares available for grant to be made on June 1, 2000 and October 1, 2000 and, in each calendar year thereafter, as of January 1, April 1, July 1, and October 1 of each such year for which the Plan is in effect); provided that in no event may more than fifty million (50,000,000) Shares be cumulatively available for the grant of Awards under the Plan and the maximum number of Shares that may be acquired by an individual Holder under the Plan shall not exceed 2,500,000 (in each case, subject to adjustment as provided in Section 12 of the Plan). The Shares may be authorized but unissued or reacquired Common Stock."

     2. The remaining terms and provisions of the Plan shall continue in full force and effect.

     3. This Second Amendment to the Plan was adopted by the Board of Directors on April 24, 2000.